UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2022 (December 15, 2022)

Natural Grocers by Vitamin Cottage, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35608	45-5034161
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12612 West Alameda Parkway
Lakewood, Colorado 80228
(Address of principal executive offices) (Zip Code)

(303) 986-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	NGVC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2022, Vitamin Cottage Natural Food Markets, Inc. (the “Operating Company”), a wholly owned subsidiary of Natural Grocers by Vitamin Cottage, Inc. (the “Company”), entered into the Sixth Amendment to Credit Agreement (the “Sixth Amendment”) by and among the Operating Company, the guarantors party thereto (the “Guarantors”), the lenders party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, which amends the Credit Agreement dated as of January 28, 2016 by and among the Operating Company, the Guarantors, the lenders party thereto and the Administrative Agent (the “Credit Facility”). Pursuant to the Sixth Amendment, the Credit Facility was amended to (1) remove and replace the LIBOR-based interest rate benchmark provisions with interest rate benchmark provisions based on a term secured overnight financing rate and (2) increase the Operating Company’s restricted payments capacity from $10.0 million to $12.5 million (the “Increased Capacity”) during any fiscal year, allowing the Operating Company to pay cash dividends to the Company to fund the repurchase of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) and the payment of cash dividends on Common Stock in an amount not to exceed the Increased Capacity.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the complete terms and conditions of such agreement, which is filed as Exhibit 10.1 hereto and incorporate herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1
Sixth Amendment to Credit Agreement dated as of December 15, 2022, by and among Vitamin Cottage Natural Food Markets, Inc., the Guarantors party thereto, the lenders party thereto, and Bank of America, N.A. as Administrative Agent, L/C Issuer and Swing Line Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2022
Natural Grocers by Vitamin Cottage, Inc.

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President

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